EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pall Corporation (the “Company”) on Form 10-Q for the quarterly period ending October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lisa McDermott, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 8, 2006

/s/	LISA MCDERMOTT
Lisa McDermott Chief Financial Officer